UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 21, 2011 (September 15, 2011)
HCA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11239 (Commission File Number)	27-3865930 (I.R.S. Employer Identification No.)

One Park Plaza Nashville, Tennessee (Address of principal executive offices)		37203 (Zip Code)
(615) 344-9551
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01. Financial Statements and Exhibits
EX-10.1
EX-10.2

Item 1.01 Entry into a Material Definitive Agreement
     As previously announced, on September 15, 2011, HCA Holdings, Inc. (the “Company”) entered into an agreement (the “Share Repurchase Agreement”) to repurchase 80,771,143 shares of its common stock beneficially owned by affiliates of Bank of America Corporation (the “Shares”) at a purchase price of $18.61 per share, the closing price of the Company’s common stock on the New York Stock Exchange on September 14, 2011 (the “Share Repurchase”). The Share Repurchase was completed on September 21, 2011 and was financed using a combination of cash on hand and borrowings under available credit facilities. The Shares represent approximately 15.6% of the Company’s total shares outstanding.
     In connection with the Share Repurchase, on September 21, 2011, the Company and certain of its investors entered into an amendment (the “Amendment”) to the Stockholders’ Agreement, dated as of March 9, 2011 (the “Stockholders’ Agreement”). The Stockholders’ Agreement generally provides for certain rights, obligations and agreements of affiliates of, or funds sponsored by, Bain Capital Partners, LLC (“Bain”), Kohlberg Kravis Roberts & Co. L.P. (“KKR”), BAML Capital Partners, formerly Merrill Lynch Global Private Equity, and an affiliate of Bank of America Corporation (“BAML”), and Company founder Dr. Thomas F. Frist, Jr. (the “Frist Entities” and, together with Bain, KKR and BAML, the “Investors”), as holders of the Company’s common stock through their investment in Hercules Holding II, LLC. Pursuant to the Amendment, all of the BAML Investors were released and removed as parties to the Stockholders’ Agreement and ceased to be entitled to any rights, or be subject to any obligations, thereunder.
     The foregoing description of the Share Repurchase Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the Share Repurchase Agreement and the Amendment, copies of which are filed, respectively, as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On September 21, 2011, effective with the consummation of the Share Repurchase, Messrs. Birosak, Forbes and Thorne, each of whom served on the Company’s board of directors as designees of BAML pursuant to the Stockholders’ Agreement, stepped down from the board and from all committees of which they were members. In connection with these resignations, the Company’s board of directors reduced the number of directors comprising its board from fifteen to twelve.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Share Repurchase Agreement, dated September 15, 2011, between HCA Holdings, Inc. and ML Global Private Equity Fund, L.P. and ML HCA Co-Invest, L.P.

10.2	Amendment, dated as of September 21, 2011, to the Stockholders’ Agreement, dated as of March 9, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)
By:	/s/ John M. Franck II
John M. Franck II
Vice President-Legal & Corporate Secretary

Date: September 21, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Share Repurchase Agreement, dated September 15, 2011, between HCA Holdings, Inc. and ML Global Private Equity Fund, L.P. and ML HCA Co-Invest, L.P.

10.2	Amendment, dated as of September 21, 2011, to the Stockholders’ Agreement, dated as of March 9, 2011

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